OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                   REPORT DATE:  08/07/02
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER          POOL REPORT # 6
REMITTANCE REPORT                                         Page 1 of 6
REPORTING MONTH:        31-Jul-2002

                        Scheduled Principal Balance of Contracts
---------------------------------------------------------------------------------------
   Beginning                                                                Ending         Scheduled                Scheduled
   Principal       Scheduled       Prepaid     Liquidated   Pre-Funding    Principal        Gross       Servicing   Pass Thru
    Balance        Principal      Principal    Principal                    Balance        Interest        Fee       Interest
-------------------------------------------------------------------------------------------------------------------------------
151,219,322.22    (112,304.76)  (439,110.09)  (46,674.40)          0.00   150,621,232.97  1,365,421.15  126,016.10  1,239,405.05
================================================================================================================================

              Transfer
                From           Amount
Liquidation  Prefunding    Available for
 Proceeds      Account     Distribution
-----------------------------------------
   7,890.80      0.00       1,924,726.80
=========================================


                          Prefunding Account
--------------------------------------------------------------------------------
   Beginning               Distribution to       Distribution to       Ending
    balance      Deposit       Seller          Certificateholders      balance
--------------------------------------------------------------------------------
        0.00      0.00           0.00                  0.00           0.00
================================================================================

                           Certificate Account
--------------------------------------------------------------------------------
   Beginning           Deposits                         Investment     Ending
                ---------------------
    Balance     Principal    Interest    Distributions   Interest      Balance
--------------------------------------------------------------------------------
  391,083.11   593,205.94  1,253,584.15  (1,945,499.56)   209.64     292,583.28
================================================================================


            P&I Advances at Distribution Date
 -----------------------------------------------------------
  Beginning      (Recovered)       Current        Ending
   Balance        (Advances)       Advances       Balance
 -----------------------------------------------------------
   779,899.94      779,899.94      259,711.96     259,711.96
 ===========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                          REPORT DATE:           8/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                 POOL REPORT #          6
REMITTANCE REPORT                                                                                Page 2 of 6
REPORTING MONTH:                  31-Jul-2002


Class B Crossover Test                                                                                 Test Met?
-----------------------------------------------------------------------------                     --------------------
(a) Distribution date on or after September 2006                                                           N


(b) Average 60 day Delinquency rate **              7.0%                                                   Y




(c) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates
                       Distribution Date
                       -----------------
                Sep 2006 - Feb 2008                8.50%                                                   NA
                Mar 2008 - Feb 2009                9.75%                                                   NA
                Mar 2009 - August 2011            12.75%                                                   NA
                Sep 2011 and thereafter           14.50%                                                   NA


(d) Current realized loss ratio **                 4.00%                                                   Y

(e) Does subordinated cert. percentage equal or
     exceed                                      62.700%
     of stated scheduled pool balance

                Beginning M balances                                            26,589,000.00

                Beginning B balances                                            16,422,000.00

                Overcollateralization                                           10,486,592.60
                                                                            -----------------
                                                                                53,497,592.60
                Divided by beginning pool
                balance                                                        151,219,322.22
                                                                            -----------------
                                                                                      35.377%              N
                                                                            =================


  Average 60 day delinquency ratio:


                             Over 60s           Pool Balance              %
                        --------------------------------------------------------
  Current Mo                  5,050,755.90         150,621,232.97       3.35%
  1st Preceding Mo            3,195,243.35         151,219,322.22       2.11%
  2nd Preceding Mo            2,144,762.73         151,793,731.76       1.41%
                                                       Divided by         3
                                                                  --------------
                                                                        2.29%
                                                                  ==============











  Cumulative loss ratio:

                        Cumulative losses               38,783.60
                                         ------------------------
  Divided by Initial Certificate Principal         156,406,218.39      0.025%
                                                                  ==============




  Current realized loss ratio:

                    Liquidation                    Pool

                              Losses              Balance
                        ------------------------------------------
  Current Mo                     38,783.60         151,219,322.22
  1st Preceding Mo                    0.00         151,793,731.76
  2nd Preceding Mo                    0.00         152,889,118.50
                        ------------------------------------------
                                 38,783.60         151,967,390.83
                                                                       0.102%
                                                                  ==============

** denotes less than or equal to

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                                   REPORT DATE:   8/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                           POOL REPORT #  6
REMITTANCE REPORT                                                                                         Page 3 of 6
REPORTING MONTH:                    31-Jul-2002


                                                 Delinquency Analysis
-----------------------------------------------------------------------------------------------------------------------

                                            31 to 59 days      60 to 89 days    90 days and Over      Total Delinq.
                                          ----------------- ------------------- ----------------- ---------------------
                  No. of    Principal           Principal          Principal          Principal            Principal
                  Loans      Balance       #     Balance     #      Balance      #     Balance        #     Balance
                ------------------------------------------- ------------------------------------------------------------
Excluding Repos   2,740   149,412,931.48   72  3,008,343.71  40  1,722,192.17    45  2,120,262.24    157  6,850,798.12

          Repos      32     1,208,301.49    0          0.00   3    104,290.62    29  1,104,010.87     32  1,208,301.49
                ------------------------------------------- ----------------------------------------------------------

          Total   2,772   150,621,232.97   72  3,008,343.71  43  1,826,482.79    74  3,224,273.11    189  8,059,099.61
                =========================================== ==========================================================

                                                                                                     6.8%         5.35%
                                                                                                   ===================

                                                  Repossession Analysis
                 -------------------------------------------------------------------------------------------
                     Active Repos            Reversal           Current Month
                     Outstanding           (Redemption)             Repos              Cumulative Repos
                 --------------------  --------------------  -------------------  --------------------------
                        Principal                Principal            Principal                Principal
                   #     Balance         #       Balance      #        Balance         #        Balance
                 -------------------------------------------------------------------------------------------
Excluding Repos   32  1,208,301.49       0        0.00        16      541,302.51      34     1,255,349.10

          Repos

          Total

    OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                                 REPORT DATE:    8/7/2002
    OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                        POOL REPORT # 6
    REMITTANCE REPORT
    REPORTING MONTH:   31-Jul-2002                                                                          Page 4 of 6

    REPOSSESSION LIQUIDATION REPORT


                                 Liquidated                                                       Net
       Account    Customer       Principal     Sales      Insur.     Total     Repossession   Liquidation   Unrecov.  FHA Insurance
       Number       Name          Balance     Proceeds    Refunds   Proceeds     Expenses       Proceeds    Advances     Coverage
-------------- ---------------------------------------------------------------------------------------------------------------------
 1     2554251 AMY E DAVIS        13,781.96  14,400.00     145.48  14,545.48     11,282.00      3,263.48    1,336.27       0.00
 2     2558542 PATRICK W EDWARDS  32,892.44  20,000.00       0.00  20,000.00     11,450.00      8,550.00    2,586.41       0.00
 3                                                                      0.00                        0.00
 4                                                                      0.00                        0.00
 5                                                                      0.00                        0.00
 6                                                                      0.00                        0.00
 7                                                                      0.00                        0.00
 8                                                                      0.00                        0.00
 9                                                                      0.00                        0.00
10                                                                      0.00                        0.00
11                                                                      0.00                        0.00
12                                                                      0.00                        0.00
13                                                                      0.00                        0.00
14                                                                      0.00                        0.00
15                                                                      0.00                        0.00
16                                                                      0.00                        0.00
17                                                                      0.00                        0.00
18                                                                      0.00                        0.00
19                                                                      0.00                        0.00
20                                                                      0.00                        0.00
21                                                                      0.00                        0.00
22                                                                      0.00                        0.00
23                                                                      0.00                        0.00
24                                                                      0.00                        0.00
25                                                                      0.00                        0.00
26                                                                      0.00                        0.00
27                                                                      0.00                        0.00
28                                                                      0.00                        0.00
29                                                                      0.00                        0.00
30                                                                      0.00                        0.00
31                                                                      0.00                        0.00
32                                                                      0.00                        0.00
33                                                                      0.00                        0.00
34                                                                      0.00                        0.00
35                                                                      0.00                        0.00
36                                                                      0.00                        0.00
37                                                                      0.00                        0.00
38                                                                      0.00                        0.00
39                                                                      0.00                        0.00
40                                                                      0.00                        0.00
41                                                                      0.00                        0.00
42                                                                      0.00                        0.00
43                                                                      0.00                        0.00
44                                                                      0.00                        0.00
45                                                                      0.00                        0.00
46                                                                      0.00                        0.00
47                                                                      0.00                        0.00
48                                                                      0.00                        0.00
49                                                                      0.00                        0.00
50                                                                      0.00                        0.00
51                                                                      0.00                        0.00
52                                                                      0.00                        0.00
53                                                                      0.00                        0.00
54                                                                      0.00                        0.00
55                                                                      0.00                        0.00
56                                                                      0.00                        0.00
57                                                                      0.00                        0.00
                                 ---------------------------------------------------------------------------------------------------
                                  46,674.40  34,400.00     145.48  34,545.48     22,732.00     11,813.48    3,922.68        0.00
                                 ===================================================================================================

                   Net        Current
       Account  Pass Thru    Period Net    Cumulative
       Number    Proceeds    Gain/(Loss)   Gain/(Loss)
-------------- ---------------------------------------
 1     2554251   1,927.21    (11,854.75)
 2     2558542   5,963.59    (26,928.85)
 3                   0.00          0.00
 4                   0.00          0.00
 5                   0.00          0.00
 6                   0.00          0.00
 7                   0.00          0.00
 8                   0.00          0.00
 9                   0.00          0.00
10                   0.00          0.00
11                   0.00          0.00
12                   0.00          0.00
13                   0.00          0.00
14                   0.00          0.00
15                   0.00          0.00
16                   0.00          0.00
17                   0.00          0.00
18                   0.00          0.00
19                   0.00          0.00
20                   0.00          0.00
21                   0.00          0.00
22                   0.00          0.00
23                   0.00          0.00
24                   0.00          0.00
25                   0.00          0.00
26                   0.00          0.00
27                   0.00          0.00
28                   0.00          0.00
29                   0.00          0.00
30                   0.00          0.00
31                   0.00          0.00
32                   0.00          0.00
33                   0.00          0.00
34                   0.00          0.00
35                   0.00          0.00
36                   0.00          0.00
37                   0.00          0.00
38                   0.00          0.00
39                   0.00          0.00
40                   0.00          0.00
41                   0.00          0.00
42                   0.00          0.00
43                   0.00          0.00
44                   0.00          0.00
45                   0.00          0.00
46                   0.00          0.00
47                   0.00          0.00
48                   0.00          0.00
49                   0.00          0.00
50                   0.00          0.00
51                   0.00          0.00
52                   0.00          0.00
53                   0.00          0.00
54                   0.00          0.00
55                   0.00          0.00
56                   0.00          0.00
57                   0.00          0.00
               -------------------------
                 7,890.80    (38,783.60)  (38,783.60)
               =======================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                          REPORT DATE:               8/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. -  SERVICER                                                 POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH:                     31-Jul-2002                                                 Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

                    PRINCIPAL
                                                                     Beginning         Beginning                          Current
Senior                                        Original Certificate  Certificate   Principal Shortfall Current Principal  Principal
Certificates                                        Balance           Balance          Carry-Over            Due           Paid
                                              --------------------------------------------------------------------------------------

A-1                                                  36,300,000.00  29,229,729.62                            598,089.25   598,089.25

A-2                                                  30,600,000.00  30,600,000.00                                  0.00         0.00

A-3                                                  13,900,000.00  13,900,000.00                                  0.00         0.00

A-4                                                  23,992,000.00  23,992,000.00                                  0.00         0.00



                                              --------------------------------------------------------------------------------------
Total Certificate Principal Balance                 104,792,000.00  97,721,729.62                0.00        598,089.25   598,089.25
                                              ======================================================================================

                                                                          Accelerated
                                              Ending Principal             Principal      Ending                  Principal Paid
Senior                                        Shortfall Carry-            Distribution  Certificate                 Per $1,000
Certificates                                        Over                     Amount       Balance     Pool Factor  Denomination
                                              ----------------            ------------------------------------------------------
A-1                                                                        381,927.48   28,249,712.89   77.82290%       26.99771

A-2                                                                                     30,600,000.00  100.00000%        0.00000

A-3                                                                                     13,900,000.00  100.00000%        0.00000

A-4                                                                                     23,992,000.00  100.00000%        0.00000


                                              ----------------            ---------------------------
Total Certificate Principal Balance                       0.00             381,927.48   96,741,712.89
                                              ================            ===========================

                                                                     Beginning         Beginning                          Current
Subordinate                                   Original Certificate  Certificate   Principal Shortfall Current Principal  Principal
Certificates                                        Balance           Balance          Carry-Over            Due           Paid
                                              --------------------------------------------------------------------------------------
M-1                                                  16,423,000.00  16,423,000.00         0.00                 0.00            0.00
M-1 Outstanding Writedown                                                    0.00

M-2                                                  10,166,000.00  10,166,000.00         0.00                 0.00            0.00
M-2 Outstanding Writedown                                                    0.00

B-1                                                   7,429,000.00   7,429,000.00         0.00                 0.00            0.00
B-1 Outstanding Writedown                                                    0.00

B-2                                                   8,993,000.00   8,993,000.00         0.00                 0.00            0.00
B-2 Outstanding Writedown                                                    0.00

Excess Asset Principal Balance                        8,603,218.39  10,486,592.60
                                              -------------------------------------------------------------------------------------

Total Excluding Writedown Balances                   51,614,218.39  53,497,592.60         0.00                 0.00            0.00
                                              =====================================================================================

All Certificates Excluding Writedown Balances       156,406,218.39 151,219,322.22         0.00           598,089.25      598,089.25
                                              =====================================================================================

                                                                          Accelerated
                                              Ending Principal  Current    Principal      Ending                  Principal Paid
Subordinate                                   Shortfall Carry- Writedown/ Distribution  Certificate                 Per $1,000
Certificates                                        Over       (Writeup)     Amount       Balance     Pool Factor  Denomination
                                              -------------------------------------------------------
M-1                                                 0.00                                16,423,000.00  100.00000%        0.00000
M-1 Outstanding Writedown                                         0.00                           0.00

M-2                                                 0.00                                10,166,000.00  100.00000%        0.00000
M-2 Outstanding Writedown                                         0.00                           0.00

B-1                                                 0.00                                 7,429,000.00  100.00000%        0.00000
B-1 Outstanding Writedown                                         0.00                           0.00

B-2                                                 0.00                                 8,993,000.00  100.00000%        0.00000
B-2 Outstanding Writedown                                         0.00                           0.00

Excess Asset Principal Balance                                            (381,927.48)  10,868,520.08
                                              -------------------------------------------------------

Total Excluding Writedown Balances                  0.00          0.00    (381,927.48)  53,879,520.08
                                              =======================================================

All Certificates Excluding Writedown Balances       0.00          0.00           0.00  150,621,232.97
                                              =======================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2002-A                                                              REPORT DATE: 8/7/2002
OAKWOOD ACCEPTANCE CORPORATION, LLC. - SERVICER                                                      POOL REPORT # 6
REMITTANCE REPORT
REPORTING MONTH                             31-Jul-2002                                              Page 6 of 6

CERTIFICATE INTEREST ANALYSIS

                                                                                                        Interest
                                            Beginning                                   Ending          Paid Per
Senior                                      Carryover    Interest       Interest       Carryover         $1,000       Total Class
Certificates                 Coupon         Balance      Accrued          Paid          Balance       Denomination    Distribution
                        -------------------------------------------------------------------------    -------------------------------
A-1                        2.08875%           0.00       52,573.93     52,573.93           0.00            1.44832     1,032,590.66

A-2                           5.01%           0.00      127,755.00    127,755.00           0.00            4.17500       127,755.00

A-3                           6.03%           0.00       69,847.50     69,847.50           0.00            5.02500        69,847.50

A-4                           6.97%           0.00      139,353.53    139,353.53           0.00            5.80833       139,353.53

A-10                          6.00%           0.00      128,000.00    128,000.00           0.00                          128,000.00
                                     -----------------------------------------------------------                       ------------

Total                                         0.00      517,529.96    517,529.96           0.00                        1,497,546.69
                                     ===========================================================                       ============

                                                                                                        Interest
                                            Beginning                                   Ending          Paid Per
Subordinate                                 Carryover    Interest       Interest       Carryover         $1,000       Total Class
Certificates                 Coupon          Balance      Accrued          Paid         Balance       Denomination    Distribution
                        -------------------------------------------------------------------------   --------------------------------
M-1                           7.76%           0.00      106,202.07    106,202.07           0.00            6.46667       106,202.07
Writedown interest                            0.00            0.00          0.00           0.00

M-2                           8.50%           0.00       72,009.17     72,009.17           0.00            7.08333        72,009.17
Writedown interest                            0.00            0.00          0.00           0.00

B-1                           8.50%           0.00       52,622.08     52,622.08           0.00            7.08333        52,622.08
Writedown interest                            0.00            0.00          0.00           0.00

B-2                           8.85%           0.00       65,870.35     65,870.35           0.00            7.37500        66,323.38
Writedown interest                            0.00            0.00          0.00           0.00
Certificateholders
 Interest Carryover
 Amount                                       0.00          453.03        453.03           0.00

X                                     1,883,374.21      420,711.08          0.00   2,304,085.29                                0.00

R                                             0.00            0.00          0.00           0.00                                0.00

Service fee                 1.0000%           0.00      126,016.10    126,016.10           0.00                          126,016.10

Current trustee fees                                      4,007.31      4,007.31           0.00                            4,007.31
                                     -----------------------------------------------------------                       -------------

Total                                 1,883,374.21      847,891.19    427,180.11   2,304,085.29                          427,180.11
                                     ===========================================================                       ============

All Certificates                      1,883,374.21    1,365,421.15    944,710.07   2,304,085.29                        1,924,726.80
                                     ===========================================================                       ============

                                                                                               Cumulative X Interest
                                                                                                 Carryover             2,304,085.29
                                                                                               Cumulative Accelerated
                                                                                                 Prin. Disb.          (2,265,301.69)
                                                                                                                      -------------
                                                                                               Cumulative Losses          38,783.60
                                                                                                                      =============